UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 23, 2015

Medtronic plc

(Exact name of registrant as specified in its charter)

Ireland	1-7707	98-1183488
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Lower Hatch Street Dublin 2, Ireland
(Address of principal executive offices)	(Zip Code)

+353 1 438-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

This Current Report on Form 8-K is being refiled to change the SEC filing code. No changes have been made to the content of the Current Report on Form 8-K.

On January 26, 2015, pursuant to the transaction agreement, dated as of June 15, 2014, among Medtronic, Inc., a Minnesota corporation (“Medtronic”), Covidien public limited company, an Irish public limited company (“Covidien”), Kalani I Limited (now known as Medtronic plc, a public limited company organized under the laws of Ireland (“New Medtronic”)), Makani II Limited, a private limited company organized under the laws of Ireland and a wholly owned subsidiary of New Medtronic (“IrSub”), Aviation Acquisition Co., Inc., a Minnesota corporation (“U.S. AcquisitionCo”), and Aviation Merger Sub, LLC, a Minnesota limited liability company and a wholly owned subsidiary of U.S. AcquisitionCo (“MergerSub”) (the “Transaction Agreement”), (a) New Medtronic and IrSub acquired Covidien (the “Acquisition”) pursuant to a scheme of arrangement (the “Scheme”) under Section 201, and a capital reduction under Sections 72 and 74, of the Irish Companies Act of 1963 and (b) MergerSub merged with and into Medtronic, with Medtronic as the surviving corporation in the merger (the “Merger” and, together with the Acquisition, the “Transactions”). Following the consummation of the Transactions, each of Medtronic and Covidien became subsidiaries of New Medtronic.

This Current Report on Form 8-K should be read in conjunction with the other Current Report on Form 8-K filed by New Medtronic on January 26, 2015.

Item 1.01.	Entry into a Material Definitive Agreement.

First Supplemental Indenture to the 2005 Medtronic Indenture (as defined below)

On January 26, 2015, New Medtronic, Medtronic, Medtronic Global Holdings S.C.A., an entity organized under the laws of Luxembourg (“Medtronic Luxco”), and Wells Fargo Bank, National Association, as trustee (“Wells Fargo”), entered into a first supplemental indenture (the “First Supplemental Indenture to the 2005 Medtronic Indenture”), supplementing the Indenture, dated as of September 15, 2005 (the “2005 Medtronic Base Indenture” and, together with the First Supplemental Indenture to the 2005 Medtronic Indenture, the “2005 Medtronic Indenture”). Pursuant to the First Supplemental Indenture to the 2005 Medtronic Indenture, New Medtronic and Medtronic Luxco have provided a full and unconditional guarantee of Medtronic’s obligations under its 4.750% Senior Notes due 2015 (the “2005 Medtronic Indenture Notes”). The First Supplemental Indenture to the 2005 Medtronic Indenture is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference.

Seventh Supplemental Indenture to the 2009 Medtronic Indenture (as defined below)

On January 26, 2015, New Medtronic, Medtronic, Medtronic Luxco and Wells Fargo, as trustee, entered into a seventh supplemental indenture (the “Seventh Supplemental Indenture to the 2009 Medtronic Indenture”), supplementing the Indenture, dated as of March 12, 2009 (the “2009 Medtronic Base Indenture”), as supplemented by the first supplemental indenture, dated as of March 12, 2009 (the “First Supplemental Indenture to the 2009 Medtronic Indenture”), the second supplemental indenture, dated as of March 16, 2010 (the “Second Supplemental Indenture to the 2009 Medtronic Indenture”), the third supplemental indenture, dated as of March 15, 2011 (the “Third Supplemental Indenture to the 2009 Medtronic Indenture”), the fourth supplemental indenture, dated as of March 19, 2012 (the “Fourth Supplemental Indenture to the 2009 Medtronic Indenture”), the fifth supplemental indenture, dated as of March 26, 2013 (the “Fifth Supplemental Indenture to the 2009 Medtronic Indenture”) and the sixth supplemental indenture, dated as of February 27, 2014 (the “Sixth Supplemental Indenture to the 2009 Medtronic Indenture”), in each case between Medtronic and Wells Fargo, as trustee (the Base Indenture, together with the First Supplemental Indenture to the 2009 Medtronic Indenture, the Second Supplemental Indenture to the 2009 Medtronic Indenture, the Third Supplemental Indenture to the 2009 Medtronic Indenture, the Fourth Supplemental Indenture to the 2009 Medtronic Indenture, the Fifth Supplemental Indenture to the 2009 Medtronic Indenture and the Sixth Supplemental Indenture to the 2009 Medtronic Indenture, the “2009 Medtronic Indenture”).

Pursuant to the Seventh Supplemental Indenture to the 2009 Medtronic Indenture, New Medtronic and Medtronic Luxco have provided a full and unconditional guarantee of Medtronic’s obligations under its 5.60% notes due 2019, 6.50% notes due 2039, 3.000% notes due 2015, 4.450% notes due 2020, 5.550% notes due 2040, 2.625% notes due 2016, 4.125% notes due 2021, 3.125% notes due 2022, 4.500% notes due 2042, 1.375% notes due 2018, 2.750% notes due 2023, 4.000% notes due 2043, floating rate notes due 2017, 0.875% notes due 2017, 3.625% notes due 2024 and 4.625% notes due 2044 (collectively, the “2009 Medtronic Indenture Notes”). The Seventh Supplemental Indenture to the 2009 Indenture is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference.

Second Supplemental Indenture to 2014 Medtronic Indenture and Third Supplemental Indenture to 2014 Medtronic Indenture (each as defined below)

On January 26, 2015, New Medtronic and Wells Fargo, as trustee, entered into a supplemental indenture (the “Second Supplemental Indenture to the 2014 Medtronic Indenture”) and Medtronic Luxco and Wells Fargo, as trustee, entered into a supplemental indenture (the “Third Supplemental Indenture to the 2014 Medtronic Indenture”), in each case supplementing the Indenture, dated as of December 10, 2014, between Medtronic and Wells Fargo, as trustee (the “2014 Medtronic Base Indenture”), and the first supplemental indenture, dated as of December 10, 2014, between Medtronic and Wells Fargo, as trustee (the “First Supplemental Indenture to the 2014 Medtronic Indenture” and, together with the 2014 Medtronic Base Indenture, the “2014 Medtronic Indenture”).

Pursuant to the Second Supplemental Indenture to the 2014 Medtronic Indenture and the Third Supplemental Indenture to the 2014 Medtronic Indenture, New Medtronic and Medtronic Luxco, respectively, have each provided a full and unconditional guarantee of Medtronic’s obligations under its floating rate senior notes due 2020, 1.500% senior notes due 2018, 2.500% senior notes due 2020, 3.150% senior notes due 2022, 3.500% senior notes due 2025, 4.375% senior notes due 2035 and 4.625% senior notes due 2045 (collectively, the “2014 Medtronic Indenture Notes”). The Second Supplemental Indenture to the 2014 Indenture and the Third Supplemental Indenture to the 2014 Indenture are filed as Exhibits 4.3 and 4.4, respectively, to this Current Report and are incorporated herein by reference.

Ninth Supplemental Indenture to the 2007 Covidien Indenture (as defined below)

On January 26, 2015, New Medtronic, Medtronic Luxco, Covidien, Covidien International Finance S.A., a Luxembourg company (“CIFSA”), Covidien Ltd., a Bermuda limited company (“CLTD”), and Deutsche Bank Trust Company Americas, a New York banking corporation, as trustee (“DBTCA”), entered into a ninth supplemental indenture (the “Ninth Supplemental Indenture to the 2007 Covidien Indenture”), supplementing the Indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “2007 Covidien Base Indenture”), as supplemented by the first supplemental indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “First Supplemental Indenture to the 2007 Covidien Base Indenture”), the second supplemental indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “Second Supplemental Indenture to the 2007 Covidien Indenture”), the third supplemental indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “Third Supplemental Indenture to the 2007 Covidien Indenture”), the fourth supplemental indenture, dated as of October 22, 2007, by and among CIFSA, CLTD, as guarantor, and DBTCA, as trustee (the “Fourth Supplemental Indenture to the 2007 Covidien Indenture”), the fifth supplemental indenture, dated as of June 4, 2009, by and among CIFSA, Covidien and CLTD, as guarantors, and DBTCA, as trustee (the “Fifth Supplemental Indenture to the 2007 Covidien Indenture”), the sixth supplemental indenture, dated as of June 28, 2010, by and among CIFSA, Covidien and CLTD, as guarantors, and DBTCA, as trustee (the “Sixth Supplemental Indenture to the 2007 Covidien Indenture”), the seventh supplemental indenture, dated as of May 30, 2012, by and among CIFSA, Covidien and CLTD, as guarantors, and DBTCA, as trustee (the “Seventh Supplemental Indenture to the 2007 Covidien Indenture”), and the eighth supplemental indenture, dated as of May 16, 2013, by and among CIFSA, Covidien and CLTD, as guarantors, and DBTCA, as trustee (the “Eighth Supplemental Indenture to the 2007 Covidien Indenture” and, together with the 2007 Covidien Base Indenture, the First Supplemental Indenture to the 2007 Covidien Indenture, the Second Supplemental Indenture to the 2007 Covidien Indenture, the Third Supplemental Indenture to the 2007 Covidien Indenture, the Fourth Supplemental Indenture to the 2007 Covidien Indenture, the Fifth Supplemental Indenture to the 2007 Covidien Indenture, the Sixth Supplemental Indenture to the 2007 Covidien Indenture and the Seventh Supplemental Indenture to the 2007 Covidien Indenture, the “2007 Covidien Indenture”).

Pursuant to the Ninth Supplemental Indenture to the 2007 Covidien Indenture, New Medtronic and Medtronic Luxco have provided a full and unconditional guarantee of the obligations of CIFSA under its 6.000% senior notes due 2017, 6.550% senior notes due 2037, 4.20% senior notes due 2020, 2.80% senior notes due 2015, 3.200% senior notes due 2022, 1.350% senior notes due 2015 and 2.950% senior notes due 2023 (the “2007 Covidien Indenture Notes”). The Ninth Supplemental Indenture to the 2007 Covidien Indenture is filed as Exhibit 4.5 to this Current Report and is incorporated herein by reference.

Registration Rights Agreement Joinder

On January 26, 2015, New Medtronic and Medtronic Luxco entered into a joinder agreement (“Registration Rights Agreement Joinder”) to the Registration Rights Agreement, dated as of December 10, 2014 (the “Registration Rights Agreement”), by and among Medtronic and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives (the “Representatives”) of the several initial purchasers of the 2014 Medtronic Indenture Notes. The Registration Rights Agreement provides holders of the 2014 Medtronic Indenture Notes with certain rights relating to registration of such notes under the Securities Act. Under the Registration Rights Agreement Joinder, New Medtronic and Medtronic Luxco became parties to the Registration Rights Agreement. The Registration Rights Agreement Joinder is filed as Exhibit 4.6 to this Current Report and is incorporated herein by reference.

Indemnification Agreements

Effective January 26, 2015, New Medtronic entered into deeds of indemnification (the “Deeds of Indemnification”) with the directors and corporate secretary of New Medtronic. The Deeds of Indemnification provide indemnification to such directors and the corporate secretary to the fullest extent permitted by the laws of Ireland, and in accordance with New Medtronic’s memorandum and articles of association, for all expenses and other amounts actually incurred in any action or proceeding in which the director or corporate secretary is or may be involved by reason of the fact that he or she is or was a New Medtronic director or corporate secretary or otherwise serving New Medtronic or other entities at New Medtronic’s request, on the terms and conditions set forth in the Deeds of Indemnification. Further, New Medtronic agrees, to the fullest extent permitted by the laws of Ireland, to advance expenses incurred in defense of these proceedings, on the terms and conditions set forth in the Deeds of Indemnification. The Deeds of Indemnification also provide procedures for requesting and obtaining indemnification and advancement of expenses.

Effective January 26, 2015, Medtronic Luxco, an indirect subsidiary of New Medtronic, entered into indemnification agreements (the “Indemnification Agreements”) with the directors and corporate secretary of New Medtronic. The Indemnification Agreements provide indemnification to such directors and the corporate secretary, provided such directors and the corporate secretary act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of New Medtronic, to the fullest extent permitted by Delaware law, for all expenses and other amounts actually incurred in any action or proceeding in which the director or the corporate secretary is or may be involved by reason of the fact that he or she is or was a New Medtronic director or corporate secretary or otherwise serving New Medtronic or other entities at New Medtronic’s request, on the terms and conditions set forth in the Indemnification Agreements. Further, Medtronic Luxco agrees to advance expenses incurred in defense of these proceedings, on the terms and conditions set forth in the Indemnification Agreements. The Indemnification Agreements also provide procedures for requesting and obtaining indemnification and advancement of expenses.

The foregoing descriptions of the Deeds of Indemnification and Indemnification Agreements are general descriptions only and are qualified in their entirety by reference to the Form of Deed of Indemnification and Form of Indemnification Agreement, which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note are incorporated herein by reference.

Pursuant to the terms of the Transaction Agreement, each Covidien ordinary share (the “Covidien Ordinary Shares”) issued and outstanding immediately prior to the effectiveness of the Scheme, other than certain Covidien Ordinary Shares held by nominees of New Medtronic and/or IrSub and Covidien Ordinary Shares held by Covidien or any of its subsidiaries, was converted into the right to receive $35.19 in cash and 0.956 of a newly issued New Medtronic ordinary share (the “Scheme Consideration”), and each share of Medtronic common stock (the “Medtronic Common Shares”) issued and outstanding immediately prior to the effectiveness of the Merger, other than Medtronic Common Shares held by Medtronic, was converted into the right to receive one New Medtronic ordinary share. Former holders of Covidien Ordinary Shares and Medtronic Common Shares will receive cash in lieu of any fractional New Medtronic ordinary shares.

The issuance of New Medtronic ordinary shares in connection with the Transactions was registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to New Medtronic’s registration statement on Form S-4 (File No. 333-197406) (the “Registration Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) and declared effective on November 20, 2014. The definitive joint proxy statement/prospectus of Medtronic and Covidien, dated November 20, 2014, that forms a part of the Registration Statement contains additional information about the Transactions and the other transactions contemplated by the Transaction Agreement, including a description of the treatment of equity awards and information concerning the interests of directors, executive officers and affiliates of Medtronic and Covidien in the Transactions.

Pursuant to Rule 12g-3(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), New Medtronic is the successor issuer to Medtronic and to Covidien, New Medtronic’s ordinary shares are deemed to be registered under Section 12(b) of the Exchange Act, and New Medtronic is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder. New Medtronic hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act. New Medtronic’s ordinary shares were approved for listing on the New York Stock Exchange (“NYSE”) and will trade under the symbol “MDT.”

Prior to the Transactions, the Medtronic Common Shares and the Covidien Ordinary Shares were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE. The Medtronic Common Shares and the Covidien Ordinary Shares will be suspended from trading on the NYSE, respectively, prior to the open of trading on January 27, 2015. Medtronic and Covidien each expect to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the Medtronic Common Shares and the Covidien Ordinary Shares, respectively, and suspend its reporting obligations under Section 15(d) of the Exchange Act in February or March 2015.

The foregoing description of the Transaction Agreement and the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of the Transaction Agreement filed as Exhibit 2.1 to the Registration Statement on November 20, 2014 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation.

On January 26, 2015, Medtronic borrowed $3.0 billion for a term of three years under that certain Senior Unsecured Term Loan Credit Agreement (the “Term Loan Credit Agreement”), among Medtronic, New Medtronic, Medtronic Luxco, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent, to finance, in part, the cash component of the Scheme Consideration and certain transaction expenses. New Medtronic and Medtronic Luxco have guaranteed the obligations of Medtronic under the Term Loan Credit Agreement. For more information regarding the Term Loan Credit Agreement, see the Current Report on Form 8-K filed by Medtronic on November 10, 2014 and the exhibits thereto, which are incorporated herein by reference.

On January 26, 2015, Medtronic amended and restated its existing $2.25 billion five-year senior unsecured revolving credit facility and entered into the Amended and Restated Credit Agreement ($3,500,000,000 Five Year Revolving Credit Facility) dated as of January 26, 2015 (the “Amended and Restated Revolving Credit Agreement”), by and among Medtronic, New Medtronic, Medtronic Luxco, the lenders from time to time party thereto and Bank of America, N.A., as administrative agent and issuing bank. Under the Amended and Restated Revolving Credit Agreement, the lenders party thereto will provide Medtronic and Medtronic Luxco with unsecured revolving credit commitments in an aggregate principal amount of up to $3.5 billion. Medtronic and Medtronic Luxco will be co-borrowers under the Amended and Restated Revolving Credit Agreement and each of Medtronic, Medtronic Luxco and New Medtronic will also guarantee the obligations of the co-borrowers under the Amended and Restated Revolving Credit Agreement. For more information regarding the Amended and Restated Revolving Credit Agreement, see the Current Report on Form 8-K filed by Medtronic on November 10, 2014 and the exhibits thereto, which are incorporated herein by reference. The Amended and Restated Revolving Credit Agreement is filed within Exhibit 10.3 to this Current Report and is incorporated herein by reference.

The information set forth in Item 1.01 of this Current Report on Form 8-K (other than the information set forth under the headings “Registration Rights Agreement Joinder” and “Indemnification Agreements”) is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Transactions, the Medtronic Common Shares and the Covidien Ordinary Shares were each registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE under the symbols “MDT” and “COV,” respectively. As a result of the Transactions, each Medtronic Common Share issued and outstanding immediately prior to the effectiveness of the Merger, other than Medtronic Common Shares held by Medtronic, was cancelled and automatically converted into the right to receive one New Medtronic ordinary share and each Covidien Ordinary Share issued and outstanding immediately prior to the effectiveness of the Scheme, other than certain shares held by nominees of New Medtronic and/or IrSub and shares held by Covidien or any of its subsidiaries, was converted into the right to receive $35.19 in cash and 0.956 of a newly issued New Medtronic ordinary share. Medtronic and Covidien have each requested that the NYSE file a Form 25 to withdraw the Medtronic Common Shares and the Covidien Ordinary Shares, respectively, from listing and terminate the registration of the Medtronic Common Shares and Covidien Ordinary Shares, respectively, under Section 12(b) of the Exchange Act. Prior to the open of trading on the NYSE on January 27, 2015, trading in the Medtronic Common Shares and the Covidien Ordinary Shares will be suspended by the NYSE. Medtronic and Covidien each currently intend to file a Form 15 with the SEC to terminate the registration of the Medtronic Common Shares and Covidien Ordinary Shares, respectively, under the Exchange Act and suspend its reporting obligations under Section 15(d) of the Exchange Act in February 2015 or March 2015.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.02. Unregistered Sales of Equity Securities.

On January 23, 2015, New Medtronic entered into agreements with three of its advisers in connection with the Transactions (the “Advisers”) pursuant to which 624 A Preferred Shares, par value $1.00 per share (the “A Preferred Shares”) would be issued to each Adviser or its designee, as payment for services rendered by such Adviser. On January 23, 2015, New Medtronic issued 624 A Preferred Shares to each Adviser or its designee, for an aggregate issuance of 1,872 A Preferred Shares (the “Adviser Issuance”). The Adviser Issuance was allotted solely to sophisticated investors in a private placement in reliance upon an exemption from registration under the Securities Act, pursuant to Section 4(a)(2) thereof.

On January 26, 2015, New Medtronic converted each of the seven authorized and issued Euro Ordinary Shares, par value €1.00 each, into Euro Deferred Shares, par value €1.00 each (the “Euro Deferred Shares” and the conversion, the “Conversion”). The Conversion, and the issuance of the Euro Deferred Shares as a part thereof, occurred solely with respect to sophisticated investors in a private placement in reliance upon an exemption from registration under the Securities Act, pursuant to Section 4(a)(2) thereof.

Item 3.03. Material Modification to the Rights of Security Holders.

In connection with the Transactions, on January 26, 2015, each Covidien Ordinary Share issued and outstanding immediately prior to the effectiveness of the Scheme, other than certain shares held by nominees of New Medtronic and/or IrSub and shares held by Covidien or any of its subsidiaries, was converted into the Scheme Consideration, and each Medtronic Common Share issued and outstanding immediately prior to the effectiveness of the Merger, other than Medtronic Common Shares held by Medtronic, was converted into the right to receive one New Medtronic ordinary share. The rights of holders of New Medtronic ordinary shares are governed by New Medtronic’s Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association of New Medtronic is filed as Exhibit 3.1 to this Current Report and is incorporated herein by reference, and the description of New Medtronic ordinary shares contained under the caption “Description of New Medtronic Ordinary Shares” in the Registration Statement is incorporated herein by reference.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 7.01.	Regulation FD Disclosure.

On January 26, 2015, New Medtronic issued a press release announcing the closing of the Transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information included in this Item 7.01 and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(b) Pro Forma Financial Information

To be filed by amendment not later than 71 calendar days after the date this Current Report is required to be filed.

(d) Exhibits:

Exhibit No.	Description

2.1	Transaction Agreement, dated as of June 15, 2014, among Medtronic, Inc., Covidien plc, Medtronic plc (formerly known as Kalani I Limited), Makani II Limited, Aviation Acquisition Co., Inc., and Aviation Merger Sub, LLC (incorporated by reference to Exhibit 2.1 to Amendment No. 5 to the Registration Statement on Form S-4 of Medtronic Holdings Limited (now known as Medtronic plc) filed on November 20, 2014).

3.1	Amended and Restated Memorandum and Articles of Association of Medtronic plc (formerly known as Medtronic Limited).*

4.1	First Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic plc, Medtronic, Inc., Medtronic Global Holdings S.C.A. and Wells Fargo Bank, National Association, as trustee.*

4.2	Seventh Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic plc, Medtronic, Inc., Medtronic Global Holdings S.C.A. and Wells Fargo Bank, National Association, as trustee.*

4.3	Second Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic plc and Wells Fargo Bank, National Association, as trustee.*

4.4	Third Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic Global Holdings S.C.A. and Wells Fargo Bank, National Association, as trustee.*

4.5	Ninth Supplemental Indenture, dated as of January 26, 2015, by and among Medtronic plc, Medtronic Global Holdings S.C.A., Covidien public limited company, Covidien International Finance S.A., Covidien Ltd. and Deutsche Bank Trust Company Americas, as trustee.*

4.6	Joinder Agreement to the Registration Rights Agreement, dated as of January 26, 2015, by and among Medtronic plc and Medtronic Global Holdings S.C.A.*

10.1	Form of Deed of Indemnification.*

10.2	Form of Indemnification Agreement.*

10.3	Amendment and Restatement Agreement, dated as of November 7, 2014, by and among Medtronic, Inc., Medtronic plc (formerly known as Medtronic Holdings Limited), Medtronic Global Holdings S.C.A., the lenders from time to time party thereto, and Bank of America, N.A., as administrative agent and issuing bank (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Medtronic, Inc. filed on November 10, 2014).

99.1	Press Release, dated January 26, 2015.*

* Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC PLC
(Registrant)

Date: January 26, 2015	By:	/s/ Gary L. Ellis
	Name:	Gary L. Ellis
	Title:	Executive Vice President and Chief Financial Officer